LAURUS MASTER FUND, LTD.
                       c/o M&C Corporate Services Limited
                                 P.O. Box 309 GT
                                  Ugland House
                               South Church Street
                                   George Town
                          Grand Cayman, Cayman Islands


                                                        May 31, 2006


eLEC Communications Corp.
75 South Broadway Suite 302
White Plains, New York 10601
Attn: Paul Riss


         Re:      Restricted Account: Account Number 2704057914,
         Account Name: eLEC Communications Corp - Restricted Account, maintained
         -----------------------------------------------------------------------
         at North Fork Bank (the "Restricted Account").
         ----------------------------------------------


         Reference is made to (i) that certain Securities Purchase Agreement, dated as of May 31, 2006 (as amended, modified or supplemented from time to time, the "Purchase Agreement"), by and between eLEC Communications Corporation, a New York corporation (the "Company"), and Laurus Master Fund, Ltd. (the "Purchaser") and (ii) that certain Restricted Account Agreement, dated as of May 31, 2006 (as amended, modified or supplemented from time to time, the "Restricted Account Agreement"), by and among the Company, Laurus and North Fork Bank (the "Bank"). Capitalized terms used but not defined herein shall have the meanings ascribed them in the Purchase Agreement or the Restricted Account Agreement, as applicable. Pursuant to the Section 3.2 of the Purchase Agreement, the Company is required to place $1,050,000 in the Restricted Account, and, subject to the provisions of this letter, the Purchase Agreement and any Related Agreement, maintain such amount in the Restricted Account for as long as the Purchaser shall have any obligations outstanding under the Note and to assign the Restricted Account for the benefit of the Purchaser as security for the performance of the Company's obligations to the Purchaser.

                  The  Purchaser  and the  Company  desire  to  clarify  certain aspects regarding the use of funds contained in the Restricted Account. The Company and/or a Subsidiary of the Company intends to acquire (the "Acquisition") equity interests of Liberty Bell Telecom, LLC (the "Acquired
Entity"). In connection with the Acquisition, for good consideration, the receipt and sufficiency of which is here acknowledged, the Company and the Purchaser agree that, so long as (i) no Event of Default (as defined in the Notes) then exists or results from any such release, and (ii) the Company has provided the Purchaser with (a) calculations satisfactory evidencing the cash component of the purchase price of no more than $1,050,000 and (b) unaudited financial statements of the Acquired Entity for the most recent quarter and fiscal year-end, the Purchaser shall direct the Bank, pursuant to a Release Notice (as defined in the Restricted Account Agreement), to wire an amount of funds determined in the Purchaser's sole discretion from the Restricted Account to such bank account as the Company may direct the Purchaser in writing. The Purchaser shall not be under any obligation to release any amounts pursuant to this paragraph and the release of such amounts shall be in the Purchaser's sole and absolute discretion.

                  This letter may not be amended or waived except by an instrument in writing signed by the Company and the Purchaser. This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be. This letter shall be governed by, and construed in accordance with, the laws of the State of New York. This letter sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein.

         If  the  foregoing   meets  with  your  approval  please  signify  your
acceptance of the terms hereof by signing below.

                                              Signed,

                                              Laurus Master Fund, Ltd.


                                              By:    /s/ Eugene Grin
                                                 --------------------------
                                              Name: Eugene Grin
                                              Title: Director


Agreed and Accepted this 31st day of May 2006.

ELEC COMMUNICATIONS CORP.

By:      /s/ Paul H. Riss
   ---------------------------------
Name:    Paul H. Riss
Title:   Chief Executive Officer